EXHIBIT 10.2

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $75,000.00	Issue Date: August 17, 2015

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, FLASR INC., a Nevadacorporation (hereinafter called the “Borrower”), hereby promises to pay to the order of PREMIER VENTURE PARTNERS, LLC., a California limited liability company, or registered assigns (the “Holder”) the sum of$75,000.00 together with any interest as set forth herein, on February 6, 2016 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of five percent (5%) (the “Interest Rate”) per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Subject to Section 1.6 below, this Note may be prepaid in whole or in part at any time. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the lower of the rate of ten percent (10%) per annum or the highest interest rate permitted by law from the due date thereof until the same is paid (the “Default Interest Rate”). Interest shall commence accruing on the Issue Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into common stock, $0.001 par value per share (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

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ARTICLE I

CONVERSION RIGHTS

1.1 Conversion Right. The Holder shall have the right from time to time, and at anytime the Note is still outstanding, to convert all or any part of the outstanding and unpaid principal and interest on this Note into fully paid and non-assessable shares of Common Stock, at the conversion price (the “Conversion Price”) set forth in Section 1.2 (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note if the delivery of such Conversion shares when added to the sum of the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the Investor, would exceed 4.99% of the number of shares of Common Stock outstanding on such date as determined in accordance with Rule 13d-1(j) of the Exchange Act. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.4 below.

1.2 Conversion Price. The Conversion Price shall equal 70% of the lowest daily VWAP in the Common Stock in the ten trading days (“Trading Day”) prior to delivery of the Notice of Conversion. “VWAP” means the volume weighted average price (the aggregate sales price of all trades of Common Stock during a Trading Day divided by the total number of shares of Common Stock traded during such Trading Day) of the Common Stock during a Trading Day as reported on Bloomberg, L.P., Quotestream, or other applicable service. Trading Day shall mean any day on which the principal market for the Common Stock is open for trading, from the hours of 9:30 am until 4:00 pm Eastern Time.

1.3 Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note.

1.4 Method of Conversion. This Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by submitting to the Borrower a Notice of Conversion. The Holder shall not be required to surrender the Note until the entire unpaid principal amount of this Note is so converted. The Borrower shall not be required to pay any tax or fee in respect to the issue and delivery of shares of Common Stock to the Holder. Within three (3) trading days from the receipt of the Notice of Conversion, Borrower shall have Conversion shares by DWAC to the Holder.  If Borrower fails to deliver such shares by such third day, then the pricing period used to convert the Conversion Price shall be extended until the date that is the day that Holder actually receives Conversion Shares and the amount of principal and interest on the Note previously converted shall be adjusted to match any new Conversion Price. The Conversion Shares shall be restricted securities (with the applicable restrictive legend) unless such shares have been registered under the Act or may be sold pursuant to an exemption to such registration requirement (such as Rule 144) for which upon reasonable satisfaction of such requirement, Borrower shall issue such shares to Holder without any restrictive legend.

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1.5 Effect of Certain Events. The Conversion Price shall be adjusted for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events to give the Holder the same benefit as if no such event shall have taken place.  If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

1.6 Prepayment.  Notwithstanding anything to the contrary contained in this Note,  the Borrower shall have the right, exercisable on not less than ten (10) Trading Days prior written notice to the Holder of the Note to prepay the outstanding Note (principal and accrued interest), in full or in part.  Notwithstanding the preceding sentence, the Holder shall have the opportunity to convert the outstanding principal and interest on the Note pursuant to this Agreement at any time prior to payment by the Borrower on such principal and interest.

1.7 Restrictions on Conversion. So long as the Borrower has an effective registration statement filed under the Exchange Act covering Common Shares of the Borrower to be sold to Holder, then the conversion rights of Section 1.1 shall not apply.

ARTICLE II

EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

2.1 Failure to Pay Principal or Interest.  The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

2.2 Conversion and the Shares.  The Borrower intentionally fails to issue shares (hinders or delays in such issuance) of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note.

2.3 Breach of Covenants.  The Borrower breaches any material covenant or other material term or condition contained in this Note.

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2.4 Receiver or Trustee.  The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

2.5 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

2.6 Bankruptcy.   Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

2.7 Delisting of Common Stock.  The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTC Markets, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

2.8 Failure to Comply with the Exchange Act.  The Borrower shall fail to comply with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

2.9 Liquidation.  Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

2.10 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

2.11 Maintenance of Assets. The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

2.12 Holder’s Rights upon Event of Default.  Upon the occurrence and continuance of any Event of Default, Holder in its sole and absolute discretion shall have the right to declare all unpaid interest and principal immediately due and payable and exercise all other legal rights in connection therewith, without presentment, demand, or protest, all ofwhich are hereby expressly waived.

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ARTICLE III

MISCELLANEOUS

3.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

3.2 Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

Flasr Inc.,

Attn: Everett Dickson

1075 Peachtree Street NE, Suite 3650

Atlanta, GA 30309

If to the Holder:

Premier Venture Partners, LLC

4221 Wilshire Blvd., Suite 355

Los Angeles, CA 90010

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3.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument  as originally executed, or if later amended or supplemented, then as so amended or supplemented.

3.4 Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

3.5 Cost of Collection.  If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

3.6 Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of California or in the federal courts located in Los Angeles County. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

3.7 Intentionally Omitted.

3.8 Remedies.   The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

(Signature page immediately follows)

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer effective as of the Issue Date above.

“BORROWER”:

Flasr Inc., a Nevada corporation

By:
Name:
Title:

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EXHIBIT A

Notice of Conversion

The undersigned hereby elects to convert $_________________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of Flasr Inc., a Nevada corporation (the “Borrower”) according to the conditions of the convertible note of the Borrower dated as of _____________, 2015 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐

The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker: Account Number:

☐

The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Premier Venture Partners, LLC. 4221 Wilshire Blvd., Suite 355 Los Angeles, CA 90010

Date of Conversion	_________________

Applicable Conversion Price:	_________________

Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes:	_________________

Amount of Principal Balance Due remaining Under the Note after this conversion:	_________________

Premier Venture Partners, LLC,

a California limited liability company

By:            ______________________

Name:       ______________________

Title:          ______________________

Date:         ______________________

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